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                            MUTUAL FUND SELECT TRUST

                   JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
              JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                    JPMORGAN NEW JERSEY TAX FREE INCOME FUND
                         JPMORGAN TAX FREE INCOME FUND

                    SUPPLEMENT DATED OCTOBER 22, 2001 TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 7, 2001

    The sixth full paragraph on page 25 is hereby replaced with the following:

    Effective October 1, 2001, the Distributor pays broker-dealers commissions on net sales of Class A Shares of the Funds of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.

                                                                 SUP-TFMFST-1001